UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2015 (September 4, 2015)

INTREXON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20374 Seneca Meadows Parkway, Germantown, Maryland 20876
(Address of Principal Executive Offices) (Zip Code)
(301) 556-9900
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 1 to Form 8-K amends our Form 8-K dated September 4, 2015, originally filed with the Securities and Exchange Commission on September 8, 2015 (the “Original Report”). We filed the Original Report to report, among other things, our acquisition, effective as of September 4, 2015, of Oxitec Limited, a company incorporated in England and Wales (“Oxitec”), in accordance with the terms of the previously disclosed Agreement for the Acquisition of the Entire Issued and To Be Issued Share Capital of Oxitec Limited, filed as Exhibit 2.1 to the Original Report. As permitted by Items 9.01(a)(4) and 9.01(b)(2), we are filing this amendment to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
In accordance with Rule 3-05(a)(1)(i) of Regulation S-X, filed herewith (and incorporated herein by reference) are the following financial statements of Oxitec:

•	Exhibit 99.1 – Audited Consolidated Financial Statements of Oxitec Limited for the year ended December 31, 2014.

•	Exhibit 99.2 – Unaudited Condensed Consolidated Financial Statements of Oxitec Limited as of June 30, 2015 and for the six months ended June 30, 2015 and 2014.

(b)	Pro Forma Financial Information.
In accordance with Rule 11-01(a)(1) of Regulation S-X, filed herewith (and incorporated herein by reference) as Exhibit 99.3 is unaudited pro forma condensed combined consolidated financial information of Intrexon Corporation and Oxitec, giving effect to certain pro forma events related to the acquisition. It does not purport to project future financial position or operating results of the post-acquisition combined company. The unaudited pro forma condensed combined consolidated statements of operations are for the six months ended June 30, 2015 and for the year ended December 31, 2014. The unaudited pro forma condensed combined consolidated balance sheet is as of June 30, 2015.

(c)	Shell Company Transactions.
Not applicable.

(d)	Exhibits.
See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 28, 2015

INTREXON CORPORATION

By:	/s/ Rick L. Sterling
Rick L. Sterling
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited Consolidated Financial Statements of Oxitec Limited for the year ended December 31, 2014.

99.2	Unaudited Condensed Consolidated Financial Statements of Oxitec Limited as of June 30, 2015 and for the six months ended June 30, 2015 and 2014.

99.3
Unaudited Pro forma Condensed Combined Consolidated Financial Information of Intrexon Corporation and Oxitec Limited consisting of: unaudited pro forma condensed combined consolidated statement of operations for the six months ended June 30, 2015; unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2014; unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2015; and notes to the unaudited pro forma condensed combined consolidated financial statements.